SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        December 5, 1999



                        THE COCA-COLA COMPANY
      (Exact name of Registrant as specified in its charter)



       Delaware             001-02217             58-0628465
   (State or other        (Commission           (IRS Employer
     jurisdiction         File Number)        Identification No.)
   of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                   30313
    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (404)676-2121


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Item 5.  Other Events

     As disclosed in the press release attached as Exhibit 99.1, at a special meeting of the Board of Directors of The Coca-Cola Company held December 5, 1999, the Board accepted the decision of M. Douglas Ivester, the Company's chairman of the board and chief executive officer, to retire in April 2000; elected Douglas N. Daft president and chief operating officer, effective immediately; and indicated that it intends to elect Mr. Daft chairman of the board and chief executive officer upon Mr. Ivester's retirement in April.


Item 7.  Financial Statements and Exhibits

     (c)     Exhibits:

          99   Press release of The Coca-Cola Company issued
               December 6, 1999


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE COCA-COLA COMPANY
                                    (REGISTRANT)


Date:  December 6, 1999        By: /s/ JOSEPH R. GLADDEN, JR.
                                   ---------------------------
                                   Joseph R. Gladden, Jr.
                                   Senior Vice President and
                                    General Counsel


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

                          Exhibit Index



 Exhibit No.
 -----------
     99         Press release issued December 6, 1999


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